PINNACLE SHERMAN MULTI-STRATEGY CORE FUND

Class A Shares (APSHX)

Class C Shares (CPSHX)

Class I Shares (IPSHX)

a series of Northern Lights Fund Trust III

Supplement dated May 18, 2020

to the Prospectus dated February 1, 2020

The first paragraph under the heading “Principal Investment Strategies” in the Summary and Statutory Prospectus is replaced with the following:

The Fund seeks to meet its investment objective by investing, under normal market conditions, in all major asset classes including, but not limited to, foreign and domestic (i) equity securities of all market capitalizations, (ii) fixed income securities of any credit quality, and (iii) cash and cash equivalents. The Fund intends to generally invest in a mix of asset classes. The Fund may invest in individual securities or in exchange traded funds (“ETFs”), and may invest in emerging markets. The Fund actively trades its portfolio investments.

The fifth through eighth paragraphs under the heading “Principal Investment Strategies” in the Statutory Prospectus are replaced with the following:

Breakaway Stocks with Cash Directional Indicator (BOSS on Sherman Sheet): On a daily basis, the expected market trend for domestic equities is examined using the Bull-Bear Indicator. The Bull-Bear Indicator is constructed from measurements of market analytics, and is intended to reveal the relationship of supply and demand for a longer-term timeframe of typically 6 months or more under normal market conditions. The Bull-Bear Indicator uses market analytics such as: up/down volume ratio (ratio of how much of an equity security’s trading volume for the day was during periods when the securities price was up versus when it was down); ratio of new 52-week highs to new 52-week lows; and advance/decline ratio (ratio of all equity securities that increased in value for the day to those that decreased in value).

If the Bull-Bear Indicator is in Bull status (domestic equities are trending upward), then assets allocated to this model are invested in individual equities. If the Bull-Bear Indicator is in Bear status (domestic equities are trending downward), then assets allocated to this model are invested in cash and/or cash equivalents except during periods that have historically shown a high probability of profit when invested in domestic equities based on the closing price of the S&P 500 over the history of the S&P 500, which are typically at the beginning and end of calendar months and shortly before holidays.

As an added risk management tool, when the Bull-Bear Indicator is in Bull Status, the Fund may employ the Cash Directional Indicator (BOSS on Sherman Sheet) to adjust the equity holdings determined above. This indicator is driven by the relative strength of cash as compared to the equity markets.

Long Cash: On a daily basis, the expected market trend for domestic equities is examined using the Short-Term Indicator. The Short-Term Indicator is constructed by examining sector analytics within 36 sub-sectors of the US market, and is intended to reveal the relationship of supply and demand for a short-term timeframe of typically 6 weeks to 6 months under normal market conditions. The Short-Term Indicator examines sector analytics, which includes looking at the number of sectors experiencing an uptrend in value versus those experiencing a downtrend in value as compared to the same ratio during the prior period.

This Supplement, and the Fund’s Prospectus and Statement of Additional Information, each dated February 1, 2020, provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-888-985-9830.

Please retain this Supplement for future reference.